UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
---------------------------------------
(Exact name of registrant as specified in charter)

P.O. BOX 161465, MIAMI, FLORIDA 33116
-------------------------------------
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
P.O. BOX 161465, MIAMI, FL 33116
--------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30

Date of reporting period: 07/01/08 - 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

                               [GRAPHIC OMITTED]

            THE HERZFELD
            CARIBBEAN BASIN
            FUND, INC.

                               SEMI-ANNUAL REPORT
                                December 31, 2008

================================================================================
THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
PO Box 161465
Miami, Fl 33116
(305) 271-1900

INVESTMENT ADVISOR
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, Fl 33116
(305) 271-1900

TRANSFER AGENT & REGISTRAR
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

CUSTODIAN
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Rothstein Kass & Company, LLP
101 Montgomery Street, 22nd Floor
San Francisco, CA  94104

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela ("Caribbean Basin Countries"). The fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

LETTER TO STOCKHOLDERS
================================================================================

                                [PHOTO OMITTED]
                               Thomas J. Herzfeld
                            Chairman, President and
                                Portfolio Manager

February 5, 2009

Dear Fellow Shareholders:

We are pleased to present our semiannual report for the period ended December 31, 2008.

The global slowdown has continued to create a challenging investment environment for the Fund. Although oil prices have collapsed from historic 2008 summer highs, global demand for the goods and services has been drastically reduced. Both developed and emerging markets, including the Caribbean Basin, have faltered severely, and nearly all of our holdings have been negatively impacted in some way by the drop in global demand.

As of December 31, 2008, the Fund's net asset value was $4.79 per share, which represents a loss of 31.7% for the six month period then ended (adjusted for distributions). The Fund's share price closed the year at $4.20, down from $7.69 per share on June 30, 2008, and representing a 43.1% loss for the six month period (adjusted for distributions). A year-end distribution of $0.211 per share was paid on January 5, 2009, to shareholders of record December 12, 2008.

Our investment focus remains two-fold: first, to invest in companies which we feel will benefit from a resumption of trade with Cuba; second, to concentrate on Caribbean Basin companies which we believe have good prospects even if there is no change in U.S. policy towards Cuba.

Many of the companies best poised to experience significant growth from the eventual normalization of relations with Cuba are service-based companies, specifically in the leisure sector which has been especially hard hit. With the Obama administration taking office, we anticipate that some immediate changes will take place in

================================================================================

                                [PHOTO OMITTED]
                                Erik M. Herzfeld
                               Portfolio Manager

U.S.-Cuba policy. We are confident that an early step of the new administration will be to relax restrictions on cash remittances and family travel by Cuban Americans to Cuba. To capitalize on this expected change, we added Western Union (NYSE: WU) to the portfolio after the reporting period. We believe Western Union is well positioned to benefit from the increase in remittance payments between Cuban Americans and their relatives. We also are hopeful that one or more bills in Congress will pass, expanding exports to Cuba during the Obama administration. We are confident that when taken together, these progressive steps, coupled with Fidel Castro's faltering health, will pave the way for a new U.S.-Cuba policy that will lead to normalization of trade with Cuba. For now, we continue to position the portfolio in a manner we believe will benefit from these events as they transpire; for the future, we continue to explore opportunities to invest directly in Cuba, when it is legally permitted.

Our largest investment, Seaboard Corporation (NYSE: SEB), is an illustration of a company we feel could do well even with no change in U.S. policy towards Cuba. Besides operating containerized shipping service between the United States, the Caribbean Basin, and Central and South America, Seaboard is also one of the largest pork producers and processors in the United States. We feel that the company's business mix will outperform even in the current bearish environment.

In November, 2008, Erik Herzfeld was formally appointed as a Portfolio Manager of the Fund. Erik, my son, joined Thomas J. Herzfeld Advisors, Inc. in February, 2007 and has worked closely with me, researching investment opportunities in the Caribbean. He completed his undergraduate work in Economics and Mathematics at Johns Hopkins University and received his MS from the Massachusetts Institute of Technology, Sloan School of Management. Before joining the advisor, he worked in quantitative research and trading roles with both Lehman Brothers and JPMorgan, where he served as a Vice President in New York and Asia. He brings his expertise in emerging markets and extensive knowledge of closed-end funds to his new role with the Fund.

================================================================================

LARGEST ALLOCATIONS

The following tables present our largest investment and geographic allocations as of December 31, 2008.

--------------------------------   ---------------------------------------------
Geographic       % of Net Assets   Largest Portfolio Positions   % of Net Assets
Allocation

USA                       45.67%   Seaboard Corporation                    8.06%
Mexico                    26.03%   Watsco Incorporated                     6.69%
Panama                     8.85%   Copa Holdings S.A.                      5.62%
Cayman Islands             7.61%   Atlantic Tele-Network, Inc.             5.49%
Bahamas                    4.18%   Carnival Corp.                          5.13%
Colombia                   3.97%   Consolidated Water Co.                  4.79%
Puerto Rico                2.12%   Coca Cola Femsa, S.A.B.
Netherlands Antilles       2.01%     de C.V. ADR                           4.77%
Latin American Regional    1.87%   Mastec, Inc.                            4.37%
Belize                     0.65%   Freeport McMoran Copper & Gold Inc.     4.26%
Venezuela                  0.07%   Norfolk Southern Corporation            4.23%
Cuba                       0.00%   ---------------------------------------------
Cash and Other            (3.68%)
--------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                    Sincerely,

                                    /s/ Thomas J. Herzfeld

                                    Thomas J. Herzfeld
                                    Chairman of the Board, President and
                                    Portfolio Manager

                                    /s/ Erik M. Herzfeld

                                    Erik M. Herzfeld
                                    Portfolio Manager

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2008

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Common stocks - 103.68% of net assets

Banking and finance - 9.45%
    30,280   Bancolombia, S.A.                                     $    707,038
    40,000   Banco Latinoamericano de Exportaciones, S.A.               574,400
     6,500   Doral Financial Corp.*                                      48,750
    16,400   Grupo Financiero Banorte, S.A.B. de C.V. Series O           29,606
     9,900   Grupo Financiero Inbursa, S.A.B. de C.V. Series O           23,234
    50,000   Popular Inc.                                               258,000
     3,844   W Holding Co., Inc.                                         39,593

Communications - 17.55%
    20,000   America M vil, S.A.B. de C.V. ADR                          619,800
    35,600   America M vil, S.A.B. de C.V. Series A                      53,984
    50,891   America M vil, S.A.B. de C.V. Series L                      78,090
    36,819   Atlantic Tele-Network, Inc.                                977,545
    11,900   Carso Global Telecom, S.A.B. de C.V. Series A1*             46,316
   176,000   Fuego Entertainment*                                         5,280
       871   Grupo Iusacell, S.A.B. de C.V. Series V*                     1,345
    21,120   Grupo Radio Centro, S.A.B. ADR                             154,176
    32,400   Grupo Televisa, S.A.B. ADR                                 484,056
    13,400   Grupo Televisa, S.A.B. Series CPO                           39,575
    80,304   Spanish Broadcasting System Inc.*                            7,789
    15,000   Telefonos de Mexico, S.A.B. de C.V. ADR Series L           314,100
    23,800   Telefonos de Mexico, S.A.B. de C.V. Series A                24,404
    78,600   Telefonos de Mexico, S.A.B. de C.V. Series L                81,446
    15,000   Telmex International S.A.B. de C.V. ADR                    170,400
    23,800   Telmex International S.A.B. de C.V. Series A                13,405
    78,600   Telmex International S.A.B. de C.V. Series L                44,214
    13,900   TV Azteca, S.A. de C.V. Series CPO                           5,520

Conglomerates - 1.31%
   250,000   Admiralty Holding Company*                                     250
     5,400   Alfa, S.A.B. de C.V. Series A                               11,503
    42,595   BB Holdings Ltd.*                                          113,296
    30,300   Cockleshell Ltd. ord.*                                      23,307
     3,200   Corporacion Interamericana de Entretenimiento,
               S.A.B. de C.V. Series B*                                   2,184

----------------------
* Non-income producing

                             See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Conglomerates (continued)
    11,000   Grupo Carso, S.A.B. de C.V. Series A1                 $     28,992
     1,580   Grupo Kuo, S.A.B. de C.V.*                                     479
        20   Grupo Pochteca, S.A.B. de C.V.*                                  2
     3,250   Shellshock Ltd. ord.*                                        2,593
     2,900   Vitro, S.A.B. de C.V. Series A                               1,675
    27,918   Vitro, S.A.B. de C.V. ADR                                   48,577

Construction and related - 5.85%
    21,863   Cemex, S.A.B. de C.V. ADR                                  199,828
    49,599   Cemex, S.A.B. de C.V. Series CPO                            44,913
        20   Ceramica Carabobo Class A ADR*                               4,657
    17,200   Consorcio ARA, S.A.B. de C.V.                                6,521
     1,580   Dine S.A.B. de C.V. Series B*                                  645
     3,583   Empresas ICA, S.A.B. de C.V.*                                5,912
       800   Grupo Cementos de Chihuahua, S.A.B. de C.V.                  1,721
    67,132   Mastec, Inc.*                                              777,389

Consumer products and related manufacturing - 8.18%
    13,273   Grupo Casa Saba, S.A.B. de C.V. ADR                        265,460
    31,000   Watsco Incorporated                                      1,190,400

Food, beverages and tobacco - 8.02%
     1,219   Alsea, S.A.B. de C.V.*                                         547
     3,000   Chiquita Brands International Inc.*                         44,340
    19,500   Coca Cola Femsa, S.A.B. de C.V. ADR                        848,445
       200   Coca Cola Femsa, S.A.B. de C.V., Series L                      872
    18,900   Fomento Econ mico Mexicano, S.A.B. de C.V., Series UBD      56,501
    18,690   Fresh Del Monte Produce Inc.*                              419,030
       800   Gruma, S.A.B. de C.V., Series B*                               404
     7,600   Grupo Bimbo, S.A.B. de C.V., Series A*                      31,995
     7,700   Grupo Modelo, S.A.B. de C.V., Series C                      24,465

Housing - 1.66%
     1,700   Corporaci n Geo, S.A.B. de. C.V., Series B*                  1,915
       100   Desarrolladora Homex, S.A.B. de C.V.*                          376
    33,500   Lennar Corp                                                290,445
       400   Sare Holding, S.A.B. de C.V., Series B*                         85
     1,500   Urbi Desarrollos Urbanos, S.A.B. de C.V.*                    2,047

----------------------
* Non-income producing

                             See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Investment companies - 3.79%
    17,000   The Mexico Fund, Inc.                                      258,400
    18,110   Latin America Equity Fund                                  330,508
     4,420   Shellproof Limited*                                          3,082
       144   Western Asset Emerging Markets Debt Fund                     1,813
     9,000   Western Asset Worldwide Income Fund                         82,530

Leisure - 8.88%
    37,500   Carnival Corp.                                             912,000
    33,500   Royal Caribbean Cruises Ltd.                               460,625
     7,000   Steiner Leisure Ltd.*                                      206,640

Medical - 2.22%
     8,386   Micromet Inc.*                                              36,563
    23,360   Orthofix International N.V.*                               358,109

Mining - 4.27%
    31,000   Freeport McMoran Copper & Gold, Inc.                       757,640
     3,727   Grupo Mexico, S.A.B. de C.V., Series B                       2,395

Pulp and paper - 0.11%
     6,100   Kimberly-Clark de Mexico, S.A.B. de C.V. Series A           20,262

Railroad - 4.23%
    16,000   Norfolk Southern Corporation                               752,800

Retail - 0.99%
     3,700   Controladora Comercial Mexicana, S.A.B. de C.V.
                Series UBC                                                  788
     1,270   Grupo Elektra, S.A. de C.V. Series CPO                      54,107
    45,111   Wal-Mart de Mexico, S.A.B. de C.V. Series V                120,526

Service - 0.02%
       700   Grupo Aeroportuario del Sureste, S.A.B. de C.V.
                Series B                                                  2,610
       100   Promotora Ambiental S.A.B. de C.V.*                             75

----------------------
* Non-income producing

                             See accompanying notes.

================================================================================
Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Trucking and marine freight - 13.12%
    61,404   Grupo TMM, S.A.B. ADR*                                $     43,597
     1,201   Seaboard Corporation                                     1,433,994
    21,000   Teekay Corporation                                         412,650
     8,361   Teekay LNG Partners L.P.                                   124,997
    66,797   Trailer Bridge, Inc.*                                      245,813
    23,000   Ultrapetrol Bahamas Ltd.*                                   73,370

Utilities - 8.16%
    12,000   Caribbean Utilities Ltd. Class A                            81,600
    64,241   Consolidated Water, Inc.                                   853,013
       700   Cuban Electric Company*                                      5,075
    41,500   Teco Energy Inc.                                           512,525

Other - 5.87%
    33,000   Copa Holdings S.A.                                       1,000,560
    13,000   Impellam Group*                                              4,486
    55,921   Margo Caribe, Inc.*                                         31,316
       300   Mexichem S.A.B. de C.V.                                        270
       895   Siderurgica Venezolana Sivensa, S.A. ADR                     6,669
        79   Siderurgica Venezolana Sivensa, S.A. Series B                  589
    45,000   Xcelera, Inc. (Note 2)*                                         --
                                                                   ------------
TOTAL COMMON STOCKS (COST $26,101,388)                             $ 18,445,834
                                                                   ------------

Bonds - 0% of net assets

   165,000   Republic of Cuba - 4.5%, 1977 - in default            $         --
                                                                   ------------

TOTAL BONDS (COST $63,038) (NOTE 2)*                               $         --
                                                                   ------------

OTHER ASSETS LESS LIABILITIES - (3.68%) OF NET ASSETS             ($    654,625)
                                                                   ------------

NET ASSETS - 100%                                                  $ 17,791,209
                                                                   ============

----------------------
* Non-income producing

                             See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES AS OF
DECEMBER 31, 2008 (UNAUDITED)
================================================================================

ASSETS

   Investments in securities, at market value (cost $26,164,426)
      (Note 2)                                                     $ 18,445,834
   Cash                                                                 119,768
   Dividends receivable                                                  97,999
   Receivable for investments sold                                       77,520
   Other assets                                                          33,249
                                                                   ------------

      TOTAL ASSETS                                                   18,774,370
                                                                   ------------

LIABILITIES

   Distributions payable                                 783,458
   Accrued investment advisor fee (Note 3)                62,710
   Other payables                                        136,993
                                                    ------------
      TOTAL LIABILITIES                                                 983,161
                                                                   ------------

NET ASSETS (Equivalent to $4.79 per share
   based on 3,713,071 shares outstanding)                          $ 17,791,209
                                                                   ============
NET ASSETS CONSIST OF THE FOLLOWING:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 3,713,071 shares issued
      and outstanding                                              $      3,713
   Additional paid-in capital                                        27,149,983
   Accumulated net investment loss                                   (2,917,183)
   Accumulated net realized gain on investments                       1,273,288
   Net unrealized loss on investments                                (7,718,592)
                                                                   ------------

      TOTAL                                                        $ 17,791,209
                                                                   ============

                             See accompanying notes.

STATEMENT OF OPERATIONS SIX MONTHS
ENDED DECEMBER 31, 2008 (UNAUDITED)
================================================================================

INVESTMENT INCOME
   Dividends                                                       $    537,054

EXPENSES
   Investment advisor fees (Note 3)                 $    160,272
   Professional fees                                      30,907
   Custodian fees                                         27,500
   Insurance                                              15,650
   Transfer agent fees                                     8,750
   Listing fees                                            7,500
   CCO Expense                                            13,456
   Proxy services                                          4,623
   Printing and Postage                                   14,630
   Director fees                                           7,800
   Miscellaneous                                          20,867
                                                    ------------
      Total investment expenses                                         311,955
                                                                   ------------

      NET INVESTMENT INCOME                                             225,099

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on investments and foreign
      currency                                        (1,339,724)
   Net increase (decrease) in unrealized
      appreciation (depreciation) on investments
      and foreign currency                            (7,441,262)
                                                    ------------

      NET LOSS ON INVESTMENTS                                        (8,780,986)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 ($ 8,555,887)
                                                                   ============
                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
================================================================================

                                                            SIX MONTHS
                                                               ENDED        YEAR ENDED
                                                             12/31/08         6/30/08
                                                            (UNAUDITED)

INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment income                                   $    225,099    $    417,567
   Net realized gain (loss) on investments and
      foreign currency                                       (1,339,724)      3,127,940
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments and foreign currency     (7,441,262)     (8,184,478)
                                                           ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                 (8,555,887)     (4,638,971)

DISTRIBUTIONS TO STOCKHOLDERS
   Net investment income                                       (600,032)       (200,000)
   Long-term realized gains                                    (183,426)     (4,279,807)
                                                           ------------    ------------

NET DISTRIBUTIONS TO STOCKHOLDERS                              (783,458)     (4,479,807)

CAPITAL STOCK TRANSACTIONS
   Shares issued in reinvestment of distribution
      (213,222 shares in 2008) (Note 6)                              --       1,692,977
   Shares issued in rights offering net of
      rights offering costs (1,812,293 shares) (Note 6)              --      18,075,138
                                                           ------------    ------------

      Total Capital Stock Transactions                               --      19,768,115

NET INCREASE IN NET ASSETS                                 ($ 9,339,345)   $ 10,649,337

NET ASSETS:

   Beginning of period                                       27,130,554      16,481,217
                                                           ------------    ------------

   End of period                                           $ 17,791,209    $ 27,130,554
                                                           ============    ============

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
================================================================================

                                                  SIX MONTHS                        ENDED YEAR ENDED JUNE 30
                                                   12/31/08         -------------------------------------------------------
                                                  (UNAUDITED)          2008           2007           2006           2005
                                                  ----------        ----------     ----------     ----------     ----------

PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OF CAPITAL STOCK OUTSTANDING FOR EACH TIME PERIOD INDICATED)
Net asset value, beginning of year                $     7.31        $     9.77     $     8.08     $     7.33     $     5.43
                                                  ----------        ----------     ----------     ----------     ----------
Operations:
   Net investment income (loss)(1)                      0.06              0.22          (0.14)         (0.16)         (0.09)
   Net realized and unrealized gain (loss) on
      investment transactions(1)                       (2.36)            (1.40)          2.83           1.08           1.99
                                                  ----------        ----------     ----------     ----------     ----------
      Total from operations                            (2.30)            (1.18)          2.69           0.92           1.90
                                                  ----------        ----------     ----------     ----------     ----------
Distributions:
   From net investment income                          (0.16)            (0.06)            --             --             --
   From net realized gains                             (0.05)            (1.22)         (1.00)         (0.17)            --
                                                  ----------        ----------     ----------     ----------     ----------
      Total distributions                              (0.21)            (1.28)         (1.00)         (0.17)            --
                                                  ----------        ----------     ----------     ----------     ----------

Net asset value, end of year                      $     4.79        $     7.31     $     9.77     $     8.08     $     7.33
                                                  ----------        ----------     ----------     ----------     ----------

Per share market value, end of year               $     4.20        $     7.69     $    13.59     $     7.57     $     6.30
                                                  ----------        ----------     ----------     ----------     ----------

Total investment return (loss) based on
   market value per share                            (43.07%)          (34.29%)        94.61%         22.86%         29.36%
                                                  ----------        ----------     ----------     ----------     ----------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                $   17,791        $   27,131     $   16,481     $   13,553     $   12,292
                                                  ----------        ----------     ----------     ----------     ----------
Ratio of expenses to average net assets                2.73%(2)          2.74%          3.28%          3.37%          3.55%
                                                  ----------        ----------     ----------     ----------     ----------
Ratio of net investment income (loss)
   to average net assets                               1.97%(2)          1.70%         (1.83%)        (1.95%)        (1.47%)
                                                  ----------        ----------     ----------     ----------     ----------
Portfolio turnover rate                                   7%               25%            28%            40%            30%
                                                  ----------        ----------     ----------     ----------     ----------

(1) Computed by dividing the respective period's amounts from the Statement of Operations by the average outstanding shares for each time period presented.

(2) This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.


                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND RELATED MATTERS
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, "Caribbean Basin Companies"). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At December 31, 2008, the Fund had foreign investments in companies operating principally in Mexico and Panama, representing approximately 26.03% and 8.85% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is State Street Bank and Trust Company ("SSBT"), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts 02117.

SECURITY VALUATION
------------------

The Fund adopted the provisions of SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), effective January 1, 2008. Under SFAS No. 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. SFAS No. 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's assumptions about

NOTES TO FINANCIAL STATEMENTS
================================================================================

the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:    quoted prices in active markets for identical investments
Level 2:    other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3:    significant unobservable inputs (including the Fund's own
            assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS
================================================================================

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of December 31, 2008:

      LEVEL     Investments in Securities   Other Financial Instruments
      -----------------------------------------------------------------
      Level 1        $18,445,834                       $0
      Level 2             $0                           $0
      Level 3             $0*                          $0

* See Note 2, non-marketable securities owned

INCOME RECOGNITION
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund's custodian fees for the six months ended December 31, 2008, were approximately $26. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

DEPOSITS WITH FINANCIAL INSTITUTIONS
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
================================================================================

INCOME TAXES
------------

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

DISTRIBUTIONS TO STOCKHOLDERS
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the six months ended December 31, 2008, a distribution from long-term capital gains of $0.0494 per share and an income distribution of $0.1616 per share was declared on November 11, 2008, payable on January 5, 2009 to shareholders of record December 12, 2008. The distribution was paid in stock, unless an election to receive cash was made by the stockholder. Shares were issued at a reinvestment price of $4.9896 per share which was the price paid by the fund to purchase the required number of shares in the open market in order to pay the distribution.

NOTE 2. NON-MARKETABLE SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995 and trading in the bonds was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2008, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

Investments in securities also include 45,000 shares of Xcelera, Inc. The security traded on the Pink Sheets until the first quarter of 2007 when trading was discontinued. As of December 31, 2008, the position was valued at $0 by the Board of Directors, which approximates the position's fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total advisory fees for the six months ended December 31, 2008 amounted to $160,272, of which $62,710 was payable as of December 31, 2008.

NOTES TO FINANCIAL STATEMENTS
================================================================================

During the six months ended December 31, 2008, the Fund paid $5,352 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2008, purchases and sales of investment securities were $1,808,749 and $1,704,571, respectively.

At December 31, 2008, the Fund's investment portfolio had gross unrealized gains of $932,235 and gross unrealized losses of $8,650,827, resulting in a net unrealized loss of $7,718,592 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For the six months ended December 31, 2008, the Fund had net realized loss of $1,339,724.

NOTE 6: CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007 the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund's common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,039,442 after deducting rights offering costs of $155,979. The net asset value of the Fund's common shares was increased by approximately $0.09 per share as a result of the share issuance.

NOTE 7: SUBSEQUENT EVENT

On January 5, 2009, the Fund paid a year-end distribution of $0.211 per share paid in stock. Stockholders were also given the option of receiving the payment in cash. Shares were purchased in the open market to pay the distribution at a reinvestment price of $4.9896 per share including brokerage commissions.

DIVIDEND REINVESTMENT PLAN
================================================================================

REGISTERED HOLDERS ("STOCKHOLDERS") OF SHARES OF COMMON STOCK, $0.001 PAR VALUE ("COMMON STOCK") OF HERZFELD CARIBBEAN BASIN FUND, INC. (THE "FUND") WILL AUTOMATICALLY BE ENROLLED ("PARTICIPANTS") IN THE FUND'S DIVIDEND REINVESTMENT PLAN (THE "PLAN") AND ARE ADVISED AS FOLLOWS:

1. State Street Bank & Trust Company (the "Agent") will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant's shares of Common Stock are registered.

2. CASH OPTION. Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash ("Distributions") will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3. MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock ("Additional Common Stock") from the Fund for each Participant's account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4. MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant's Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or

================================================================================

      if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants' funds to be used for open-market purchases of the Fund's shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent's market purchases or temporarily cease making market purchases for Participants.

5. The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the "Exchange"), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on, a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6. Whenever the Agent receives or purchases shares or fractional interests for a Participant's account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant's agent and may hold them in the Agent's name or the name of the Agent's nominee. The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant's account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7. There is presently no service charge for the Agent serving as Participants' agent and maintaining Participants' accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants' agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent's willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

================================================================================

8. The Agent may hold each Participant's Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent's name or that of the Agent's nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant's request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

      If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund's records, all of such Participant's shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9. The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10. Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 021170642, or by calling the Agent at (617) 937-6870. Such termination will be effective with respect to a particular Distribution if the Participant's notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of

================================================================================

      the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12. These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

DISCUSSION REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
================================================================================

The Fund's Board of Directors including a majority of those directors who are not "interested persons" as such term is defined in the 1940 Act ("Independent Directors") unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the "Agreement") at a meeting held on August 12, 2008.

Before meeting to determine whether to approve the Agreement, the Board had the opportunity to review written materials provided by the Advisor and by legal counsel to the Fund which contained information to help the Board evaluate the Agreement. The materials included (i) a memorandum from the Fund's legal counsel regarding the Directors' responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor's services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the current investment advisory agreement between the Fund and the Advisor; (iv) audited financial statements for the Advisor for the year-ended December 31, 2007 and unaudited financial statements for the six months ended June 30, 2008; (v) the Advisor's Form ADV Parts I and II; (vi) comparative performance data for the Fund relative to peer funds (small closedend funds and foreign funds invested in the Latin American region); and (vii) comparative statistics and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its shareholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisors, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund's performance relative to other investment companies and funds with similar investment objectives, strategies and policies, and its respective benchmark index. The Board considered both the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other funds with similar investment objectives, strategies and policies.

DISCUSSION REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(CONTINUED)
================================================================================

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor's profitability. In addition, the Board considered any direct or indirect revenues received by affiliates of the Advisor including the commissions paid to the Fund's affiliated broker/dealer, Thomas J. Herzfeld & Co., Inc. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of a sampling of small closed-end funds and foreign funds invested in the Latin American region. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor's fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies. The Directors also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Advisor, and the investment performance of the Fund.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board recognized that because of the closed-end structure of the Fund, and the fact that there is no influx of capital, this particular factor is less relevant to the Fund than it would be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is closed-ended.

The Board also considered its deliberations regarding the Advisor's services and performance from the regular Board meetings held throughout the year, including the Board's discussion of the Fund's investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to Advisor's performance and the Fund's expenses on a quarterly basis. The Board also considered whether there have occurred any events that would constitute a reason not to renew the Agreement and concluded there were not.

After deliberation and further consideration of the factors discussed above and information presented at the August 12, 2008 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Agreement for an additional oneyear period. In arriving at this decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling, but made their determination in light of all the circumstances. The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

RESULTS OF NOVEMBER 11, 2008 STOCKHOLDER MEETING
================================================================================

The annual meeting of stockholders of the Fund was held on November 11, 2008. At the meeting two nominees for Director posts were elected as follows:

                               VOTES FOR      VOTES WITHHELD

     Thomas J. Herzfeld        3,080,593          67,368

     Michael A. Rubin          3,080,098          67,863

The terms of office as directors of Ann S. Lieff and Kay W. Tatum continued after the meeting.

QUARTERLY PORTFOLIO REPORTS
================================================================================

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

PROXY VOTING POLICIES AND PROCEDURES
================================================================================

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2007 to June 30, 2008, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

PRIVACY POLICY
================================================================================

INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

OFFICERS AND DIRECTORS
================================================================================

OFFICERS

THOMAS J. HERZFELD
   Director, Chairman of the Board, President and Portfolio Manager ERIK M. HERZFELD
   Portfolio Manager
CECILIA GONDOR
   Secretary, Treasurer, Chief Compliance Officer

INDEPENDENT DIRECTORS

ANN S. LIEFF
   Director
MICHAEL A. RUBIN
   Director
KAY W. TATUM
   Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, Fl 33116

ITEM 2. CODE OF ETHICS

(a) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) No changes to the portfolio manager identified in paragraph 8(a)(1) of registrant's most recent annual report on this form.

================================================================================

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

-----------------------------------------------------------------------------------------------------------
                                                                  (c) Total Number of   (d) Maximum Number
                                                                  Shares Purchased as   of Shares that May
                                                                    Part of Publicly     Yet Be Purchased
                       (a) Total Number of   (b) Average Price     Announced Plans or    Under the Plans or
PERIOD                   Shares Purchased      Paid Per Share           Programs             Programs
-----------------------------------------------------------------------------------------------------------
Month #1 (beginning             0                    n/a                  n/a                   n/a
July 1, 2008 and
ending July 31,
2008)
-----------------------------------------------------------------------------------------------------------
Month #2 (beginning             0                    n/a                  n/a                   n/a
August 1, 2008 and
ending August 31,
2008)
-----------------------------------------------------------------------------------------------------------
Month #3 (beginning             0                    n/a                  n/a                   n/a
September 1, 2008 and
ending September 30, 2008)
-----------------------------------------------------------------------------------------------------------
Month #4 (beginning             0                    n/a                  n/a                   n/a
October 1, 2008 and
ending October 31, 2008)
-----------------------------------------------------------------------------------------------------------
Month #5 (beginning             0                    n/a                  n/a                   n/a
November 1, 2008 and
ending November 30, 2008)
-----------------------------------------------------------------------------------------------------------
Month #6 (beginning             0                    n/a                  n/a                   n/a
December 1, 2008 and
ending December 31, 2008)
-----------------------------------------------------------------------------------------------------------
Total                           0                    n/a                  n/a                   n/a
-----------------------------------------------------------------------------------------------------------

================================================================================

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

================================================================================

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 27, 2009


By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: February 27, 2009